UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03336

Exact name of registrant as specified in charter:	Prudential Jennison Blend Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2013

Date of reporting period:	8/31/2013

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON BLEND FUND, INC.

ANNUAL REPORT • AUGUST 31, 2013

Fund Type

Large, Mid- & Small-Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

October 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Blend Fund, Inc., informative and useful. The report covers performance for the 12-month period that ended August 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Blend Fund, Inc.

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Blend Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/13
	One Year	Five Years	Ten Years
Class A	22.50%	35.10%	113.97%
Class B	21.63	30.38	98.82
Class C	21.63	30.45	98.82
Class Z	22.82	37.12	119.92
Russell 3000® Index	20.32	44.40	108.00
S&P 500 Index	18.70	42.33	98.86
Lipper Multi-Cap Core Funds Average	21.19	37.25	102.20

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years
Class A	17.50%	9.32%	8.00%
Class B	18.51	9.67	7.83
Class C	22.43	9.81	7.83
Class Z	24.72	10.91	8.91
Russell 3000 Index	21.60	10.58	8.11
S&P 500 Index	19.34	10.01	7.56
Lipper Multi-Cap Core Funds Average	23.24	9.70	7.71

Average Annual Total Returns (With Sales Charges) as of 8/31/13
	One Year	Five Years	Ten Years
Class A	15.76%	5.01%	7.29%
Class B	16.63	5.29	7.11
Class C	20.63	5.46	7.11
Class Z	22.82	6.52	8.20

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Average Annual Total Returns (Without Sales Charges) as of 8/31/13
	One Year	Five Years	Ten Years
Class A	22.50%	6.20%	7.90%
Class B	21.63	5.45	7.11
Class C	21.63	5.46	7.11
Class Z	22.82	6.52	8.20

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 3000 Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2003) and the account values at the end of the current fiscal year (August 31, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Jennison Blend Fund, Inc.	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

The returns in the tables reflect the share class expense structure in effect at the close of the fiscal period.

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None

Benchmark Definitions

Russell 3000 Index

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Multi-Cap Core Funds Average

The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 8/31/13
MasterCard, Inc., IT Services	1.9%
Google, Inc., Internet Software & Services	1.7
Morgan Stanley, Capital Markets	1.6
Apple, Inc., Computers & Peripherals	1.5
Amazon.com, Inc., Internet & Catalog Retail	1.3

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/13
Oil, Gas, & Consumable Fuels	6.3%
Software	5.9
Healthcare Providers & Services	4.5
Biotechnology	4.4
Commercial Banks	4.2

Industry weightings are subject to change.

Prudential Jennison Blend Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Blend Fund’s Class A shares gained 22.50% for the 12-month period ended August 31, 2013, outperforming the 20.32% gain of the Russell 3000 Index (the Index) and the 21.19% gain of the Lipper Multi-Cap Core Funds Average.

•

All sectors advanced in the Index during the period, with consumer discretionary, healthcare, financials, and industrials posting the largest returns, all gaining more than 25%. Utilities, information technology, and telecommunication services had more modest, single-digit returns.

•	The Fund outperformed the Index, with stock selection in information technology, financials, and industrials making the largest contribution to relative return.

•

An overweight position in consumer discretionary was also helpful, but individual stock selection in the sector detracted most from relative performance. Stock selection in materials also had a significant negative impact on relative returns.

What was the market environment?

•

The U.S. equity market overall advanced strongly in the 12-months ended August 31, 2013, but not without bouts of volatility, as sentiment vacillated between optimism and pessimism, often based on short-term data.

•

Europe’s lingering economic malaise and political inertia before the U.S. presidential election in November contributed to a downturn earlier in the period, as did subsequent concerns about the reinstatement of the payroll tax; increased tax rates on higher incomes; and sequestration, the across-the-board federal spending cuts that took effect in March.

•	Investors seemed to shrug off these fears, however, instead focusing on improving housing and employment data, rising consumer confidence, and continued strength in corporate profits.

•

Later in the period, global economic events, most notably China’s slowdown and Europe’s economic issues, which led to moderating global growth, contributed to market volatility, as did concerns that the Federal Reserve (the Fed) would begin scaling back its quantitative easing program.

Which holdings made the largest positive contribution to the Fund’s return?

•	Morgan Stanley recently announced an unexpected share buyback and has enjoyed steady growth in its wealth management division. It also reported that

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it is on track to lower costs. In Jennison’s opinion, the stock trades at a very attractive valuation and can take advantage of rising interest rates and improving markets.

•

LinkedIn, a leading global online professional network that operates in more than 200 countries, consistently beat earnings and revenue expectations throughout the period. In the most recent quarter, it ended the reporting period with 238 million members, up 37% from a year ago. In Jennison’s view, LinkedIn is positioned to take market share from job sites, print recruitment ads, and executive search services. Jennison believes the LinkedIn model alters the talent-recruiting market and gives the company pricing power and the potential to expand into adjacent markets such as temporary staffing.

•

Jennison likes the strong growth in the value of MasterCard’s cardholder transactions and expects the company to continue to benefit from the long-term shift from cash to electronic credit/debit transactions.

•

Gilead Sciences is the world’s largest maker of AIDS drugs and a front-runner in the race to develop an all-oral hepatitis C (HCV) treatment. During the period, the company reported strongly positive data from a Phase II clinical trial of a once-daily drug regimen for difficult-to-treat non-cirrhotic HCV patients.

•

Tyson Foods reported several strong quarters during the period. Tyson’s beef segment got a boost from Japan’s decision to ease restrictions on the import of U.S. beef. Jennison continues to have a favorable view of protein producers in general, and Tyson in particular, as feed costs are starting to come down.

Which holdings detracted most from the Fund’s return?

•

Apple was hurt by slowing revenue growth, which resulted in lowered earnings projections. Its increased focus on returning capital to shareholders should benefit the stock. See “Comments on Largest Holdings” below for additional discussion of Apple.

•

Shares of Kinross Gold, like those of other gold mining companies, have lagged as gold prices have been under pressure. Jennison believes a solid backdrop still exists for precious metal miners, since the ability to increase supply is decreasing and consolidation is likely.

•

National Oilwell Varco is one of the largest manufacturers, distributors, and servicers of the equipment used in the construction of oil and gas drilling equipment for land and offshore rigs. It holds a commanding market share in deepwater rig construction. Jennison believes new orders could surprise

Prudential Jennison Blend Fund, Inc.	7

Strategy and Performance Overview (continued)

positively. With its strong balance sheet, National Oilwell has ample free cash flow for strategic acquisitions to broaden its offerings.

•

Rackspace Hosting’s revenue and growth came in short of expectations, and the company’s guidance for second-quarter revenue and earnings before interest, taxes, depreciation, and amortization (EBITDA) margins were lower than anticipated. The Fund closed its position in the stock.

•

Shares of JCPenney fell toward the end of the period. Earlier in the period, shares were off on an unexpectedly large sales decline and disappointing margins. While the company continues to implement its turnaround initiative, Jennison sees a favorable risk/return profile. Jennison’s expectation that the retailer will make slow but steady improvements in sales productivity remains intact.

Were there significant changes to the portfolio?

The selection of individual securities based on company-specific fundamentals is the primary driver of the Fund’s sector allocations. Over the 12-month period, weightings in the portfolio were largely unchanged. However, the Fund marginally decreased exposure in materials and slightly increased exposure in financials and healthcare. Significant new positions were established in Microsoft, United Continental Holdings, and Facebook. Positions eliminated included Delta Air Lines, Allergan, International Business Machines, and Smithfield Foods.

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Comments on Largest Holdings

1.9%	MasterCard, Inc., IT Services

Please see Fund Activity section for Mastercard.

1.7%	Google, Inc., Internet Software & Services

Jennison believes Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to generate income from search traffic at a meaningfully higher rate than its competitors. Its continued investment in capacity and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies. Jennison believes the company is investing wisely in its business to take advantage of opportunities in display, video, and mobile.

1.6%	Morgan Stanley, Capital Markets

Please see Fund Activity section for Morgan Stanley.

1.5%	Apple, Inc., Computers & Peripherals

Apple designs, manufactures, and markets personal computers, mobile communication devices, and portable digital music and video players. It sells software, services, peripherals, and networking applications, as well. Jennison finds Apple shares attractively valued and believes product launches later in 2013 can revive the company’s earnings growth.

1.3%	Amazon.com, Inc., Internet & Catalog Retail

Jennison believes that Amazon’s accelerated business investment is positioning the company for robust longer-term growth not only in its core retail business but also through the proliferation of digital commerce via the mobile market. Jennison views Amazon as a prime beneficiary of the ongoing secular shift toward e-commerce, and likes its long-term revenue growth and profit potential, as well as its management team.

Prudential Jennison Blend Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2013, at the beginning of the period, and held through the six-month period ended August 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

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the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Blend Fund, Inc.		Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,112.60	0.95%	$5.06
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

Class B	Actual	$1,000.00	$1,108.50	1.65%	$8.77
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class C	Actual	$1,000.00	$1,107.90	1.65%	$8.77
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class Z	Actual	$1,000.00	$1,114.10	0.65%	$3.46
	Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2013, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Blend Fund, Inc.	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the year ended August 31, 2013 are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.97%	0.97%
B	1.67%	1.67%
C	1.67%	1.67%
Z	0.67%	0.67%

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of August 31, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%
COMMON STOCKS

Aerospace & Defense 3.0%
100,150	Boeing Co. (The)	$10,407,588
26,711	Moog, Inc. (Class A Stock)*	1,356,919
40,667	Precision Castparts Corp.	8,590,497
29,621	Teledyne Technologies, Inc.*	2,285,852
59,267	TransDigm Group, Inc.	8,119,579
12,680	Triumph Group, Inc.	912,580

		31,673,015

Air Freight & Logistics 0.4%
33,342	FedEx Corp.	3,579,597
7,482	Hub Group, Inc. (Class A Stock)*	277,956

		3,857,553

Airlines 0.7%
5,958	Allegiant Travel Co.(a)	563,090
39,680	Spirit Airlines, Inc.*	1,236,826
193,744	United Continental Holdings, Inc.*	5,513,954

		7,313,870

Auto Components 1.0%
124,076	Lear Corp.	8,530,225
22,960	Tenneco, Inc.*	1,059,145
11,021	TRW Automotive Holdings Corp.*	761,220

		10,350,590

Automobiles 0.3%
98,301	General Motors Co.*	3,350,098

Biotechnology 4.4%
67,095	Alexion Pharmaceuticals, Inc.	7,230,157
49,088	Biogen Idec, Inc.*	10,456,726
74,144	BioMarin Pharmaceutical, Inc.*	4,854,208
19,441	Celgene Corp.*	2,721,351
66,038	Exact Sciences Corp.*	764,060
223,200	Gilead Sciences, Inc.*(a)	13,452,264
25,601	KYTHERA Biopharmaceuticals, Inc.*	675,866
8,622	Myriad Genetics, Inc.*(a)	225,638
15,549	United Therapeutics Corp.*(a)	1,102,579

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	13

Portfolio of Investments

as of August 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
67,906	Vertex Pharmaceuticals, Inc.*	$5,103,136

		46,585,985

Building Products 0.1%
13,810	A.O. Smith Corp.	580,710

Capital Markets 3.6%
5,983	Artisan Partners Asset Management, Inc.	287,124
94,059	Eaton Vance Corp.(a)	3,625,974
43,352	Evercore Partners, Inc. (Class A Stock)	1,933,066
61,950	Goldman Sachs Group, Inc. (The)	9,424,454
668,456	Morgan Stanley	17,219,427
43,080	Piper Jaffray Cos.*	1,400,531
97,262	Waddell & Reed Financial, Inc. (Class A Stock)	4,631,616

		38,522,192

Chemicals 1.3%
16,597	Albemarle Corp.	1,035,155
27,630	Balchem Corp.	1,322,372
114,373	Monsanto Co.	11,195,973

		13,553,500

Commercial Banks 4.2%
29,876	Bank of Hawaii Corp.	1,538,614
16,613	BankUnited, Inc.	490,914
72,040	BOK Financial Corp.	4,617,044
147,258	East West Bancorp, Inc.	4,304,351
141,752	First Republic Bank	6,276,779
53,803	Fulton Financial Corp.	650,478
14,155	Home BancShares, Inc.	359,820
102,425	PNC Financial Services Group, Inc. (The)	7,402,255
14,100	PrivateBanCorp, Inc.	307,662
32,547	Prosperity Bancshares, Inc.	1,946,311
6,467	Signature Bank*	567,285
49,964	Susquehanna Bancshares, Inc.	630,046
12,240	Texas Capital Bancshares, Inc.*	539,539
30,372	Webster Financial Corp.	803,643
238,981	Wells Fargo & Co.	9,817,339
116,017	Wintrust Financial Corp.	4,598,914

		44,850,994

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Services & Supplies 0.6%
25,977	Knoll, Inc.	$395,630
70,764	Mobile Mini, Inc.*	2,149,810
20,824	Waste Connections, Inc.(a)	882,105
113,589	West Corp.	2,484,191

		5,911,736

Communications Equipment 0.8%
53,012	Ciena Corp.*(a)	1,055,999
502,619	JDS Uniphase Corp.*	6,448,602
48,695	NETGEAR, Inc.*	1,409,233

		8,913,834

Computers & Peripherals 1.6%
33,774	Apple, Inc.	16,449,627
20,485	Qlogic Corp.*	216,936

		16,666,563

Construction & Engineering 0.3%
273,895	Great Lakes Dredge & Dock Corp.	1,843,313
23,911	URS Corp.	1,184,073

		3,027,386

Consumer Finance 0.6%
92,457	Capital One Financial Corp.	5,968,099

Diversified Financial Services 2.0%
193,845	Citigroup, Inc.	9,368,529
163,487	ING US, Inc.	4,708,426
140,320	JPMorgan Chase & Co.	7,090,369

		21,167,324

Diversified Telecommunication Services 1.4%
123,548	Cogent Communications Group, Inc.	3,833,694
504,679	Frontier Communications Corp.(a)	2,185,260
32,734	Lumos Networks Corp.	515,561
56,694	tw telecom, Inc.*(a)	1,622,582
327,402	Vivendi SA (France)	6,641,245

		14,798,342

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	15

Portfolio of Investments

as of August 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities 0.7%
1,764,737	EDP—Energias de Portugal SA (Portugal)	$6,236,843
18,559	ITC Holdings Corp.	1,649,710

		7,886,553

Electrical Equipment 0.2%
42,901	Polypore International, Inc.*(a)	1,834,018

Electronic Equipment & Instruments 1.5%
1,308,113	Flextronics International Ltd. (Singapore)	11,746,855
50,372	FLIR Systems, Inc.	1,575,636
31,955	Invensense, Inc.*(a)	571,036
29,039	Rogers Corp.*	1,610,793

		15,504,320

Energy Equipment & Services 2.7%
33,239	Dresser-Rand Group, Inc.*	2,025,585
31,486	Dril-Quip, Inc.*	3,211,887
101,885	FMC Technologies, Inc.*	5,464,092
176,436	Halliburton Co.	8,468,928
90,480	National Oilwell Varco, Inc.	6,722,664
129,801	Superior Energy Services, Inc.*	3,187,913

		29,081,069

Food & Staples Retailing 2.3%
72,299	Costco Wholesale Corp.	8,088,089
32,792	Harris Teeter Supermarkets, Inc.	1,611,727
3,795	Sprouts Farmers Market, Inc.	140,263
25,255	Susser Holdings Corp.*(a)	1,204,916
25,634	United Natural Foods, Inc.*	1,554,189
50,504	Wal-Mart Stores, Inc.	3,685,782
165,516	Whole Foods Market, Inc.	8,730,969

		25,015,935

Food Products 2.9%
189,251	Adecoagro SA (Luxembourg)	1,218,777
29,111	Boulder Brands, Inc.*(a)	452,967
112,678	Bunge Ltd.	8,538,739
12,823	Darling International, Inc.*	259,409
13,302	Dean Foods Co.*	254,866
55,934	Hain Celestial Group, Inc. (The)*(a)	4,574,283

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Food Products (cont’d.)
296,496	Mondelez International, Inc. (Class A Stock)	$9,093,532
105,965	SunOpta, Inc. (Canada)*	948,387
186,775	Tyson Foods, Inc. (Class A Stock)	5,407,136

		30,748,096

Healthcare Equipment & Supplies 1.2%
169,373	Abbott Laboratories	5,645,202
57,369	DexCom, Inc.*	1,551,831
127,072	Insulet Corp.*	4,236,581
58,536	TearLab Corp.*(a)	769,163
11,008	West Pharmaceutical Services, Inc.	814,042

		13,016,819

Healthcare Providers & Services 4.5%
150,681	Air Methods Corp.(a)	6,165,866
110,742	Bio-Reference Labs, Inc.*(a)	3,203,766
19,525	Bioscrip, Inc.*	238,205
45,612	Centene Corp.*	2,606,726
81,469	Express Scripts Holding Co.*	5,204,240
76,019	Gentiva Health Services, Inc.*	871,938
186,040	HCA Holdings, Inc.	7,104,868
24,111	Healthways, Inc.*	460,038
32,763	Magellan Health Services, Inc.*	1,841,608
32,235	Molina Healthcare, Inc.*	1,076,327
13,121	MWI Veterinary Supply, Inc.*	1,995,442
36,845	Pharmerica Corp.*	453,193
55,332	Team Health Holdings, Inc.*	2,126,409
119,069	UnitedHealth Group, Inc.	8,542,010
95,054	Universal Health Services, Inc. (Class B Stock)	6,439,908

		48,330,544

Hotels, Restaurants & Leisure 2.6%
34,224	Bloomin’ Brands, Inc.*	770,040
184,514	Carnival Corp.	6,659,110
75,343	Cheesecake Factory, Inc. (The)	3,147,077
151,758	Dunkin’ Brands Group, Inc.	6,539,252
17,854	International Game Technology	337,262
95,632	Starbucks Corp.	6,743,969
47,558	Vail Resorts, Inc.	3,233,944

		27,430,654

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	17

Portfolio of Investments

as of August 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Household Durables 0.5%
79,026	D.R. Horton, Inc.(a)	$1,410,614
26,587	Lennar Corp. (Class A Stock)(a)	845,733
27,646	Meritage Homes Corp.*	1,103,628
63,433	Toll Brothers, Inc.*	1,941,684

		5,301,659

Independent Power Producers & Energy Traders 0.5%
268,779	Calpine Corp.*	5,195,498

Insurance 3.1%
19,544	HCC Insurance Holdings, Inc.	824,757
193,528	MetLife, Inc.	8,939,058
5,170	Navigators Group, Inc. (The)*	282,954
146,822	Protective Life Corp.	6,135,691
38,240	StanCorp Financial Group, Inc.	2,000,717
359,179	Symetra Financial Corp.	6,203,021
12,002	White Mountains Insurance Group Ltd. (Bermuda)	6,718,120
55,247	W.R. Berkley Corp.	2,271,757

		33,376,075

Internet & Catalog Retail 3.0%
50,086	Amazon.com, Inc.	14,073,164
53,049	ASOS PLC (United Kingdom)*	3,903,981
12,782	priceline.com, Inc.*	11,996,291
191,580	Vitacost.com, Inc.*(a)	1,578,619

		31,552,055

Internet Software & Services 4.1%
67,522	Brightcove, Inc.*	631,331
29,036	Cornerstone OnDemand, Inc.*(a)	1,495,644
32,940	Dice Holdings, Inc.*	274,390
248,703	Facebook, Inc. (Class A Stock)*	10,266,460
20,697	Google, Inc. (Class A Stock)*	17,528,289
54,092	LinkedIn Corp. (Class A Stock)*	12,984,244
81,102	Millennial Media, Inc.*(a)	531,218

		43,711,576

IT Services 2.8%
25,959	DST Systems, Inc.	1,852,694
48,748	Gartner, Inc.*	2,825,921

See Notes to Financial Statements.

18

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

IT Services (cont’d.)
10,578	Global Payments, Inc.	$504,042
83,508	InterXion Holding NV (Netherlands)*	1,998,346
33,163	MasterCard, Inc. (Class A Stock)	20,099,431
100,746	Vantiv, Inc. (Class A Stock)*	2,660,702

		29,941,136

Life Sciences Tools & Services 0.5%
18,327	Charles River Laboratories International, Inc.*	843,959
8,005	Covance, Inc.*	648,725
145,533	Fluidigm Corp.*	2,977,605
8,584	PAREXEL International Corp.*	398,555

		4,868,844

Machinery 2.1%
21,884	AGCO Corp.	1,237,759
19,950	CIRCOR International, Inc.	1,146,926
12,415	Colfax Corp.*	646,697
35,232	Crane Co.	2,022,669
22,211	IDEX Corp.	1,318,667
19,159	Lindsay Corp.(a)	1,456,467
38,597	Nordson Corp.	2,572,490
9,095	Oshkosh Corp.*	408,547
53,791	RBC Bearings, Inc.*	3,212,937
17,004	Rexnord Corp.*	326,307
66,886	SPX Corp.	4,952,240
58,294	Terex Corp.*	1,690,526
14,498	Wabtec Corp.	848,423
10,020	Watts Water Technologies, Inc. (Class A Stock)	519,136
11,654	Woodward, Inc.	449,378

		22,809,169

Marine 0.2%
21,767	Kirby Corp.*(a)	1,750,720

Media 2.8%
122,845	Cinemark Holdings, Inc.	3,620,242
170,920	Comcast Corp. (Class A Stock)	7,194,023
50,052	Imax Corp. (Canada)*(a)	1,373,427
117,383	Liberty Global PLC (United Kingdom) (Class C Stock)	8,631,172
155,108	Walt Disney Co. (The)	9,435,219

		30,254,083

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	19

Portfolio of Investments

as of August 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Metals & Mining 1.5%
4,298	Carpenter Technology Corp.	$231,103
51,082	Constellium NV (France)	904,151
201,344	Goldcorp, Inc. (Canada)	5,939,648
878,945	Kinross Gold Corp. (Canada)	4,834,198
418,330	McEwen Mining, Inc. (Canada)*(a)	1,133,674
40,675	Reliance Steel & Aluminum Co.	2,712,616
15,095	Steel Dynamics, Inc.	230,350

		15,985,740

Multiline Retail 0.4%
374,603	J.C. Penney Co., Inc.*(a)	4,675,045

Oil, Gas & Consumable Fuels 6.3%
102,178	Anadarko Petroleum Corp.	9,341,113
65,806	Bonanza Creek Energy, Inc.	2,612,498
187,050	Denbury Resources, Inc.*	3,234,095
217,033	Marathon Oil Corp.	7,472,446
143,107	Noble Energy, Inc.	8,791,063
94,445	Occidental Petroleum Corp.	8,330,993
21,318	PDC Energy, Inc.*	1,223,227
143,107	Rosetta Resources, Inc.*	6,658,769
70,505	SemGroup Corp. (Class A Stock)	3,732,535
230,024	Suncor Energy, Inc. (Canada)	7,752,636
53,819	Targa Resources Corp.	3,664,536
20,016	Whiting Petroleum Corp.*	1,010,208
92,802	Williams Cos., Inc. (The)	3,363,144

		67,187,263

Personal Products 1.3%
283,363	Avon Products, Inc.	5,602,087
121,631	Estee Lauder Cos., Inc. (The) (Class A Stock)	7,949,802

		13,551,889

Pharmaceuticals 3.4%
59,314	Actavis, Inc.*	8,018,066
50,202	Novo Nordisk A/S (Denmark), ADR	8,380,722
84,031	Pacira Pharmaceuticals, Inc.*(a)	3,043,603
265,609	Pfizer, Inc.	7,492,830
131,364	Sanofi (France), ADR	6,276,572
70,938	Teva Pharmaceutical Industries Ltd. (Israel), ADR	2,711,250

		35,923,043

See Notes to Financial Statements.

20

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Professional Services 0.6%
43,073	Corporate Executive Board Co. (The)	$2,792,853
9,601	Dun & Bradstreet Corp. (The)	955,108
13,440	FTI Consulting, Inc.*(a)	449,434
10,286	Insperity, Inc.	328,123
24,409	Korn/Ferry International*	432,283
8,196	Robert Half International, Inc.	289,073
30,486	Trueblue, Inc.*	741,420

		5,988,294

Real Estate Investment Trusts 1.7%
29,561	Chatham Lodging Trust	535,054
194,893	Chimera Investment Corp.	572,986
151,095	Colony Financial, Inc.	2,987,148
52,650	CubeSmart	876,623
73,658	DCT Industrial Trust, Inc.	492,772
15,075	Extra Space Storage, Inc.	621,542
305,501	Hersha Hospitality Trust	1,600,825
674,962	MFA Financial, Inc.	4,859,726
113,374	Starwood Property Trust, Inc.	2,826,414
276,996	Summit Hotel Properties, Inc.	2,642,542

		18,015,632

Road & Rail 1.2%
61,687	Canadian Pacific Railway Ltd. (Canada)	7,280,917
186,132	Heartland Express, Inc.	2,590,957
103,648	Roadrunner Transportation Systems, Inc.*	2,810,934

		12,682,808

Semiconductors & Semiconductor Equipment 1.7%
123,592	ATMI, Inc.*	3,034,184
34,139	Avago Technologies Ltd. (Singapore)	1,314,693
126,583	Cavium, Inc.*(a)	4,806,356
5,985	Cree, Inc.*(a)	332,108
40,000	Hittite Microwave Corp.*	2,446,400
35,786	Inphi Corp.*	455,198
91,932	Power Integrations, Inc.	4,791,496
41,846	Semtech Corp.*	1,243,663

		18,424,098

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	21

Portfolio of Investments

as of August 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Software 5.9%
46,244	BroadSoft, Inc.*	$1,488,594
231,276	CA, Inc.	6,764,823
150,176	Cadence Design Systems, Inc.*(a)	2,022,871
24,762	CommVault Systems, Inc.*	2,075,799
29,185	Fortinet, Inc.*	577,863
14,427	Imperva, Inc.*	680,954
12,287	Infoblox, Inc.*(a)	428,816
156,587	Jive Software, Inc.*(a)	1,940,113
353,131	Microsoft Corp.	11,794,575
12,857	NetSuite, Inc.*(a)	1,278,372
92,743	QLIK Technologies, Inc.*	3,041,043
120,471	Red Hat, Inc.*	6,086,195
175,290	Salesforce.com, Inc.*(a)	8,611,998
45,205	SolarWinds, Inc.*	1,647,722
86,557	Splunk, Inc.	4,778,812
70,677	VMware, Inc. (Class A Stock)*(a)	5,947,470
54,827	Workday, Inc. (Class A Stock)	3,976,602

		63,142,622

Specialty Retail 4.1%
8,518	Abercrombie & Fitch Co. (Class A Stock)	300,771
46,008	American Eagle Outfitters, Inc.	665,736
11,852	ANN, Inc.*	411,264
81,686	Asbury Automotive Group, Inc.*	4,013,233
23,800	Bed Bath & Beyond, Inc.*	1,755,012
138,185	Chico’s FAS, Inc.	2,155,686
12,280	DSW, Inc. (Class A Stock)	1,057,185
173,891	Express, Inc.	3,649,972
54,443	Foot Locker, Inc.	1,753,065
296,363	Inditex SA (Spain), ADR	7,821,020
97,620	Mattress Firm Holding Corp.*(a)	4,012,182
8,876	Penske Automotive Group, Inc.	346,430
172,110	Pier 1 Imports, Inc.	3,772,651
212,639	TJX Cos., Inc. (The)	11,210,328
11,473	Urban Outfitters, Inc.*	481,063
5,066	Williams-Sonoma, Inc.(a)	285,773

		43,691,371

Textiles, Apparel & Luxury Goods 4.2%
75,563	Burberry Group PLC (United Kingdom)*	1,798,474
31,957	Deckers Outdoor Corp.*(a)	1,876,835

See Notes to Financial Statements.

22

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
6,109	Hanesbrands, Inc.	$363,363
164,408	Michael Kors Holdings Ltd. (Hong Kong)*	12,180,989
169,868	NIKE, Inc. (Class B Stock)	10,671,108
4,760	Oxford Industries, Inc.	295,310
890,277	Prada SpA (Italy)	8,734,320
5,938	PVH Corp.	764,517
71,051	Quiksilver, Inc.*(a)	351,702
43,114	Ralph Lauren Corp.	7,131,487

		44,168,105

Thrifts & Mortgage Finance 0.1%
42,802	Provident Financial Services, Inc.	692,536
5,478	WSFS Financial Corp.	326,489

		1,019,025

Trading Companies & Distributors 0.2%
22,844	WESCO International, Inc.*(a)	1,685,202

Transportation Infrastructure
14,737	Wesco Aircraft Holdings, Inc.*	281,919

Water Utilities 0.3%
29,915	American States Water Co.	1,573,529
63,227	Aqua America, Inc.	1,920,204

		3,493,733

Wireless Telecommunication Services 1.7%
896,849	NII Holdings, Inc.*	5,363,157
32,744	NTELOS Holdings Corp.	544,205
158,522	SBA Communications Corp. (Class A Stock)*(a)	11,889,150

		17,796,512

	TOTAL LONG-TERM INVESTMENTS (cost $764,003,803)	1,052,412,915

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	23

Portfolio of Investments

as of August 31, 2013 continued

Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENT 9.1%

AFFILIATED MONEY MARKET MUTUAL FUND
96,070,149	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $96,070,149; includes $84,538,256 of cash collateral for securities on loan) (Note 3)(b)(c)	$96,070,149

	TOTAL INVESTMENTS 108.2% (cost $860,073,952; Note 5)	1,148,483,064
	Liabilities in excess of other assets (8.2)%	(86,564,209)

	NET ASSETS 100.0%	$1,061,918,855

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $82,097,253; cash collateral of $84,538,256 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,025,098,052	$27,314,863	$—
Affiliated Money Market Mutual Fund	96,070,149	—	—

Total	$1,121,168,201	$27,314,863	$—

See Notes to Financial Statements.

24

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2013 were as follows:

Affiliated Money Market Mutual Fund (including 8.0% of collateral received for securities on loan)	9.1%
Oil, Gas & Consumable Fuels	6.3
Software	5.9
Healthcare Providers & Services	4.5
Biotechnology	4.4
Commercial Banks	4.2
Textiles, Apparel & Luxury Goods	4.2
Internet Software & Services	4.1
Specialty Retail	4.1
Capital Markets	3.6
Pharmaceuticals	3.4
Insurance	3.1
Aerospace & Defense	3.0
Internet & Catalog Retail	3.0
Food Products	2.9
Media	2.8
IT Services	2.8
Energy Equipment & Services	2.7
Hotels, Restaurants & Leisure	2.6
Food & Staples Retailing	2.3
Machinery	2.1
Diversified Financial Services	2.0
Semiconductors & Semiconductor Equipment	1.7
Real Estate Investment Trusts	1.7
Wireless Telecommunication Services	1.7
Computers & Peripherals	1.6
Metals & Mining	1.5
Electronic Equipment & Instruments	1.5
Diversified Telecommunication Services	1.4
Chemicals	1.3%
Personal Products	1.3
Healthcare Equipment & Supplies	1.2
Road & Rail	1.2
Auto Components	1.0
Communications Equipment	0.8
Electric Utilities	0.7
Airlines	0.7
Professional Services	0.6
Consumer Finance	0.6
Commercial Services & Supplies	0.6
Household Durables	0.5
Independent Power Producers & Energy Traders	0.5
Life Sciences Tools & Services	0.5
Multiline Retail	0.4
Air Freight & Logistics	0.4
Water Utilities	0.3
Automobiles	0.3
Construction & Engineering	0.3
Electrical Equipment	0.2
Marine	0.2
Trading Companies & Distributors	0.2
Thrifts & Mortgage Finance	0.1
Building Products	0.1

108.2
Liabilities in excess of other assets	(8.2)

100.0%

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	25

Statement of Assets & Liabilities

as of August 31, 2013

Assets
Investments at value, including securities on loan of $82,097,253:
Unaffiliated investments (cost $764,003,803)	$1,052,412,915
Affiliated investments (cost $96,070,149)	96,070,149
Dividends receivable	1,007,809
Receivable for investments sold	819,246
Receivable for Fund shares sold	191,838
Tax reclaim receivable	5,117
Prepaid expenses	14,628

Total assets	1,150,521,702

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	84,538,256
Payable for investments purchased	2,281,286
Payable for Fund shares reacquired	594,070
Management fee payable	446,222
Accrued expenses	302,335
Distribution fee payable	294,443
Affiliated transfer agent fee payable	146,235

Total liabilities	88,602,847

Net Assets	$1,061,918,855

Net assets were comprised of:
Common stock, at par	$492,022
Paid-in capital in excess of par	697,899,935

698,391,957
Undistributed net investment income	5,722,411
Accumulated net realized gain on investment and foreign currency transactions	69,395,375
Net unrealized appreciation on investments	288,409,112

Net assets, August 31, 2013	$1,061,918,855

See Notes to Financial Statements.

26

Class A
Net asset value and redemption price per share ($973,045,018 ÷ 44,969,319 shares of common stock issued and outstanding)	$21.64
Maximum sales charge (5.50% of offering price)	1.26

Maximum offering price to public	$22.90

Class B
Net asset value, offering price and redemption price per share ($23,018,226 ÷ 1,126,019 shares of common stock issued and outstanding)	$20.44

Class C
Net asset value, offering price and redemption price per share ($24,623,225 ÷ 1,204,250 shares of common stock issued and outstanding)	$20.45

Class Z
Net asset value, offering price and redemption price per share ($41,232,386 ÷ 1,902,615 shares of common stock issued and outstanding)	$21.67

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	27

Statement of Operations

Year Ended August 31, 2013

Net Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $291,409)	$17,058,411
Affiliated income from securities loaned, net	658,693
Affiliated dividend income	25,829

Total income	17,742,933

Expenses
Management fee	4,943,154
Distribution fee—Class A	2,789,928
Distribution fee—Class B	230,832
Distribution fee—Class C	234,526
Transfer agent’s fees and expenses (including affiliated expense of $564,000) (Note 3)	1,439,000
Custodian’s fees and expenses	176,000
Shareholders’ reports	105,000
Registration fees	57,000
Legal fees and expenses	28,000
Directors’ fees	28,000
Audit fee	22,000
Insurance	19,000
Miscellaneous	19,114

Total expenses	10,091,554

Net investment income	7,651,379

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	100,808,239
Foreign currency transactions	(12,727)

100,795,512

Net change in unrealized appreciation (depreciation) on:
Investments	96,249,227
Foreign currencies	(26)

96,249,201

Net gain on investment and foreign currency transactions	197,044,713

Net Increase In Net Assets Resulting From Operations	$204,696,092

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income	$7,651,379	$2,858,348
Net realized gain (loss) on investment and foreign currency transactions	100,795,512	(154,340)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	96,249,201	61,504,421

Net increase in net assets resulting from operations	204,696,092	64,208,429

Dividends from net investment income (Note 1)
Class A	(4,160,187)	(1,416,254)
Class B	(6,264)	—
Class C	(6,073)	—
Class Z	(280,230)	(236,258)

	(4,452,754)	(1,652,512)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	21,075,293	23,958,169
Net asset value of shares issued in reinvestment of dividends	4,325,677	1,599,647
Cost of shares reacquired	(134,638,909)	(158,673,116)

Net decrease in net assets from Fund share transactions	(109,237,939)	(133,115,300)

Total increase (decrease)	91,005,399	(70,559,383)

Net Assets:
Beginning of year	970,913,456	1,041,472,839

End of year(a)	$1,061,918,855	$970,913,456

(a) Includes undistributed net investment income of:	$5,722,411	$2,703,249

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	29

Notes to Financial Statements

Prudential Jennison Blend Fund, Inc. (the “Fund”), is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The investment objective of the Fund is long-term capital growth.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

30

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Board of Directors. In the

Prudential Jennison Blend Fund, Inc.	31

Notes to Financial Statements

continued

event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the

32

difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain

Prudential Jennison Blend Fund, Inc.	33

Notes to Financial Statements

continued

estimates by management, that may differ from actual. Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of

34

officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $500 million, .475% of the next $500 million of the Fund’s average daily net assets and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .49% of the Fund’s average daily net assets for the year ended August 31, 2013.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it has received $188,151 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2013, it received $641, $36,601 and $184 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Jennison Blend Fund, Inc.	35

Notes to Financial Statements

continued

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2013, PIM has been compensated approximately $196,800 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended August 31, 2013, were $731,277,514 and $833,011,000, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended August 31, 2013, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $179,463 due to the reclassification of net foreign currency gains, investments in passive foreign investment companies and other book to tax differences. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended August 31, 2013 and August 31, 2012, the tax character of dividends paid by the Fund were $4,452,754 and $1,652,512 of ordinary income, respectively.

As of August 31, 2013, the accumulated undistributed earnings on a tax basis were $6,333,912 of ordinary income and $81,512,199 of long-term capital gains. This

36

differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$872,802,275	$294,526,540	$(18,845,751)	$275,680,789

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other book to tax adjustments.

The Fund utilized approximately $3,439,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended August 31, 2013.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Prudential Jennison Blend Fund, Inc.	37

Notes to Financial Statements

continued

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

38

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2013:
Shares sold	677,293	$13,423,961
Shares issued in reinvestment of dividends	223,843	4,042,607
Shares reacquired	(6,104,577)	(119,077,830)

Net increase (decrease) in shares outstanding before conversion	(5,203,441)	(101,611,262)
Shares issued upon conversion from Class B and Class Z	264,053	5,192,753
Shares reacquired upon conversion into Class Z	(35,444)	(700,027)

Net increase (decrease) in shares outstanding	(4,974,832)	$(97,118,536)

Year ended August 31, 2012:
Shares sold	722,967	$12,504,116
Shares issued in reinvestment of dividends	85,882	1,373,241
Shares reacquired	(7,064,157)	(121,777,939)

Net increase (decrease) in shares outstanding before conversion	(6,255,308)	(107,900,582)
Shares issued upon conversion from Class B and Class Z	381,952	6,510,747
Shares reacquired upon conversion into Class Z	(26,451)	(449,379)

Net increase (decrease) in shares outstanding	(5,899,807)	$(101,839,214)

Class B
Year ended August 31, 2013:
Shares sold	148,502	$2,788,902
Shares issued in reinvestment of dividends	359	6,156
Shares reacquired	(145,502)	(2,678,328)

Net increase (decrease) in shares outstanding before conversion	3,359	116,730
Shares reacquired upon conversion into Class A	(277,588)	(5,190,919)

Net increase (decrease) in shares outstanding	(274,229)	$(5,074,189)

Year ended August 31, 2012:
Shares sold	160,991	$2,636,099
Shares reacquired	(200,348)	(3,282,682)

Net increase (decrease) in shares outstanding before conversion	(39,357)	(646,583)
Shares reacquired upon conversion into Class A	(399,640)	(6,475,737)

Net increase (decrease) in shares outstanding	(438,997)	$(7,122,320)

Prudential Jennison Blend Fund, Inc.	39

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended August 31, 2013:
Shares sold	74,329	$1,416,163
Shares issued in reinvestment of dividends	317	5,439
Shares reacquired	(218,244)	(4,004,195)

Net increase (decrease) in shares outstanding before conversion	(143,598)	(2,582,593)
Shares reacquired upon conversion into Class Z	(5,451)	(95,800)

Net increase (decrease) in shares outstanding	(149,049)	$(2,678,393)

Year ended August 31, 2012:
Shares sold	79,586	$1,311,806
Shares reacquired	(247,243)	(4,012,679)

Net increase (decrease) in shares outstanding	(167,657)	$(2,700,873)

Class Z
Year ended August 31, 2013:
Shares sold	172,580	$3,446,267
Shares issued in reinvestment of dividends	15,040	271,475
Shares reacquired	(460,379)	(8,878,556)

Net increase (decrease) in shares outstanding before conversion	(272,759)	(5,160,814)
Shares issued upon conversion from Class A and Class C	40,577	795,827
Shares reacquired upon conversion into Class A	(83)	(1,834)

Net increase (decrease) in shares outstanding	(232,265)	$(4,366,821)

Year ended August 31, 2012:
Shares sold	443,788	$7,506,148
Shares issued in reinvestment of dividends	14,168	226,406
Shares reacquired	(1,747,364)	(29,599,816)

Net increase (decrease) in shares outstanding before conversion	(1,289,408)	(21,867,262)
Shares issued upon conversion from Class A	26,424	449,379
Shares reacquired upon conversion into Class A	(2,107)	(35,010)

Net increase (decrease) in shares outstanding	(1,265,091)	$(21,452,893)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to

40

November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended August 31, 2013.

Note 8. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

Prudential Jennison Blend Fund, Inc.	41

Financial Highlights

Class A Shares
	Year Ended August 31,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.75	$16.68	$13.95	$13.34		$17.07
Income (loss) from investment operations:
Net investment income	.15	.05	.03	.03		.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.83	1.05	2.73	.58		(3.25)
Total from investment operations	3.98	1.10	2.76	.61		(3.21)
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.03)	(.03)	-		(.04)
Distributions from net realized gains	-	-	-	-		(.48)
Total dividends and distributions	(.09)	(.03)	(.03)	-		(.52)
Capital Contributions(e):	-	-	- (d)	-	(d)	-
Net asset value, end of year	$21.64	$17.75	$16.68	$13.95		$13.34
Total Return(b):	22.50%	6.59%	19.82%	4.57%		(17.42)%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$973	$887	$931	$871		$924
Average net assets (000,000)	$930	$910	$1,017	$976		$842
Ratios to average net assets(c):
Expenses	.97%	1.00%	1.00%	1.01%		1.04%
Net investment income	.77%	.31%	.18%	.23%		.31%
Portfolio turnover rate	73%	110%	143%	112%		122%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended August 31, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

42

Class B Shares
	Year Ended August 31,
	2013		2012	2011		2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.81		$15.88	$13.34		$12.85		$16.53
Income (loss) from investment operations:
Net investment income (loss)	.01		(.06)	(.08)		(.07)		(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.62		.99	2.62		.56		(3.16)
Total from investment operations	3.63		.93	2.54		.49		(3.20)
Less Dividends and Distributions:
Dividends from net investment income	-	(d)	-	-		-		-
Distributions from net realized gains	-		-	-		-		(.48)
Total dividends and distributions	-	(d)	-	-		-		(.48)
Capital Contributions(e):	-		-	-	(d)	-	(d)	-
Net asset value, end of year	$20.44		$16.81	$15.88		$13.34		$12.85
Total Return(b):	21.63%		5.86%	19.04%		3.81%		(18.06)%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$23		$23	$29		$33		$45
Average net assets (000,000)	$23		$26	$35		$42		$46
Ratios to average net assets(c):
Expenses	1.67%		1.70%	1.70%		1.71%		1.74%
Net investment income (loss)	.08%		(.40)%	(.52)%		(.46)%		(.37)%
Portfolio turnover rate	73%		110%	143%		112%		122%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended August 31, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	43

Financial Highlights

continued

Class C Shares
	Year Ended August 31,
	2013		2012	2011		2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.82		$15.88	$13.35		$12.86		$16.53
Income (loss) from investment operations:
Net investment income (loss)	.01		(.06)	(.09)		(.07)		(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.62		1.00	2.62		.56		(3.15)
Total from investment operations	3.63		.94	2.53		.49		(3.19)
Less Dividends and Distributions:
Dividends from net investment income	-	(d)	-	-		-		-
Distributions from net realized gains	-		-	-		-		(.48)
Total dividends and distributions	-	(d)	-	-		-		(.48)
Capital Contributions(e):	-		-	-	(d)	-	(d)	-
Net asset value, end of year	$20.45		$16.82	$15.88		$13.35		$12.86
Total Return(b):	21.61%		5.92%	18.95%		3.81%		(18.00)%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$25		$23	$24		$22		$22
Average net assets (000,000)	$23		$24	$26		$24		$21
Ratios to average net assets(c):
Expenses	1.67%		1.70%	1.70%		1.71%		1.74%
Net investment income (loss)	.07%		(.39)%	(.52)%		(.47)%		(.39)%
Portfolio turnover rate	73%		110%	143%		112%		122%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended August 31, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

44

Class Z Shares
	Year Ended August 31,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.78	$16.71	$13.97	$13.32		$17.07
Income (loss) from investment operations:
Net investment income	.21	.10	.08	.08		.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.82	1.05	2.74	.57		(3.26)
Total from investment operations	4.03	1.15	2.82	.65		(3.19)
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.08)	(.08)	-		(.08)
Distributions from net realized gains	-	-	-	-		(.48)
Total dividends and distributions	(.14)	(.08)	(.08)	-		(.56)
Capital Contributions(e):	-	-	- (d)	-	(d)	-
Net asset value, end of year	$21.67	$17.78	$16.71	$13.97		$13.32
Total Return(b):	22.82%	6.94%	20.22%	4.88%		(17.20)%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$41	$38	$57	$45		$45
Average net assets (000,000)	$39	$43	$56	$51		$44
Ratios to average net assets(c):
Expenses	.67%	.70%	.70%	.71%		.74%
Net investment income	1.08%	.60%	.48%	.54%		.62%
Portfolio turnover rate	73%	110%	143%	112%		122%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended August 31, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	45

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Blend Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Blend Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 25, 2013

46

Tax Information

(Unaudited)

For the year ended August 31, 2013, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD

Prudential Jennison Blend Fund, Inc.	100.00%	100.00%

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2013.

Prudential Jennison Blend Fund, Inc.	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Blend Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Blend Fund, Inc.

(1)	The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; James Quinn, 2013; Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Jennison Blend Fund, Inc.

(1)	The year that each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011, Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Blend Fund, Inc. (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).1 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with the Fund, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board

Prudential Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Multi-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

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•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, though it underperformed over the one-, three- and five-year periods.
•

The Board considered that when it reviewed the Fund’s agreements a year earlier, the Fund ranked in the second quartile of its Peer Universe and outperformed its benchmark index for all periods, other than the one-year period.

•	The Board concluded that it was reasonable to continue to evaluate performance, and that it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Blend Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Blend Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON BLEND FUND, INC.

SHARE CLASS	A	B	C	Z
NASDAQ	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	74441T108	74441T207	74441T306	74441T405

MF1O1E    0252504-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2013 and August 31, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,000 and $22,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended August 31, 2013. During the fiscal year ended August 31, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre- approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     Prudential Jennison Blend Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 21, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	October 21, 2013